SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
July 31, 2003

Rockford Corporation

(Exact Name of Registrant as Specified in its Charter)

Arizona

(State or Other Jurisdiction of Incorporation or Organization)

000-30138	86-0394353

(Commission File Number)	(I.R.S. Employer Identification No.)

600 South Rockford Drive Tempe, Arizona	85281

(Address of Principal Executive Offices)	(Zip Code)

(480) 967-3565

(Registrant’s Telephone Number, Including Area Code)

Item 7. Financial Statements and Exhibits

(c) The following exhibits are furnished herewith:

          99.1     News release of Rockford Corporation (“Rockford”) dated July 31, 2003.

Item 12. Results of Operations and Financial Conditions

     On July 31, 2003, Rockford issued a news release regarding its results of operations for its second quarter, ended June 30, 2003. A copy of the news release is furnished herewith as Exhibit 99.1.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rockford Corporation (Registrant)

Date: July 31, 2003	By	/s/ James M. Thomson

James M. Thomson Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	News Release of Rockford Corporation dated July 31, 2003